UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 2, 2025 (August 28, 2025)

Global Business Travel Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39576	98-0598290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 3rd Avenue, 4th Floor

New York, New York 10017
(Address of principal executive offices) (Zip Code)

(646) 344-1290
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value of $0.0001 per share	GBTG	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 28, 2025, Global Business Travel Group, Inc. a Delaware corporation (the “Company”), entered into Amendment No. 5 to Agreement and Plan of Merger (“Amendment No. 5 to the Merger Agreement”) with CWT Holdings, LLC, a Delaware limited liability company (“CWT”), Cape Merger Sub I LLC, a Delaware limited liability company (“Merger Sub I”), Cape Merger Sub II LLC, a Delaware limited liability company (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”) and Redwood Drawdown Partners III, LLC, solely in its capacity as the representative of the equityholders of CWT (the “Member Representative” and together with the Company, CWT and the Merger Subs, the “Parties”).

As previously announced, on March 24, 2024, the Parties entered into an Agreement and Plan of Merger (as amended on January 17, 2025, March 17, 2025, March 20, 2025 and March 21, 2025, and as further amended, the “Merger Agreement”), pursuant to which, among other things, (i) Merger Sub I will merge with and into CWT (the “First Merger”) with CWT surviving the First Merger as an indirect subsidiary of the Company (the “First Merger Surviving Company”) and (ii) the First Merger Surviving Company will merge with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”) with Merger Sub II surviving the Second Merger as an indirect subsidiary of the Company. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

Pursuant to Amendment No. 5 to the Merger Agreement, the Parties (i) agreed that the Company would hold back 400,000 shares (the “Holdback Shares”) of Class A common stock, par value $0.0001 per share (“Common Stock”) that would otherwise be released to CWT’s equityholders at the closing of the Mergers (the “Closing”) and (ii) increased the amount of Debt-Like Items by $13,660,000, thereby reducing the Estimated Purchase Price and Final Purchase Price by an equal amount. On the date that is nine (9) months following the Closing Date, the Company will release to CWT’s equityholders the aggregate number of Holdback Shares, minus a number of Holdback Shares equal to fifty percent (50%) of the aggregate cash amount of certain resolved claims arising out of the Business Restructuring, divided by $7.50; provided that if any such claims are pending on such date, the applicable portion of the Holdback Shares as the Company deems reasonably necessary to satisfy such pending claims shall be retained by the Company and shall not be released until such pending claims are finally resolved. In addition, the Company agreed to pay to CWT’s equityholders an amount in cash equal to the amount by which $20,000,000 exceeds fifty percent (50%) of certain costs arising out of the Business Restructuring promptly following the last date with respect to which such costs are payable or reimbursable by the Company or any of its subsidiaries to the counterparty of the Business Restructuring.

From and after the date of Amendment No. 5 to the Merger Agreement, references in the Merger Agreement to this “Agreement” or any provision thereof shall be deemed to refer to the Merger Agreement or such provision as amended by Amendment No. 5 to the Merger Agreement unless the context otherwise requires.

Except as otherwise expressly provided in Amendment No. 5 to the Merger Agreement, Amendment No. 5 to the Merger Agreement does not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Parties under the Merger Agreement and do not in any way alter, modify, amend or affect any of the terms, conditions, obligations, covenants or agreements contained in the Merger Agreement, all of which remain unchanged and continue in full force and effect.

Registration Rights Agreement; Lock-Up

At the Closing, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which, among other things, the Company agreed to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), shares of Common Stock that were issued to certain of CWT’s equityholders in connection with the Mergers and who duly execute and deliver a signature page to the Registration Rights Agreement. The Merger Agreement provides that (a) until the date that is ninety (90) days following the date of Closing (the “Closing Date”), no Member shall, subject to certain exceptions, directly or indirectly, transfer any shares of Common Stock issued to such Member pursuant to the Merger Agreement and (b) from and after the date that is ninety-one (91) days following the Closing Date until the date that is two hundred and seventy (270) days following the Closing Date, no Member shall transfer more than fifty percent (50%) of the shares of Common Stock issued to such Member pursuant to the Merger Agreement.

The foregoing descriptions of the Merger Agreement, Amendment No. 5 to the Merger Agreement, the Registration Rights Agreement and the transactions contemplated thereby do not purport to be complete, and are subject to, and qualified in their entirety by reference to, the full text of (i) Amendment No. 5 to the Merger Agreement attached as Exhibit 2.1 and incorporated by reference herein, (ii) the Registration Rights Agreement, which is attached as Exhibit 2.2 and is incorporated by reference herein, (iii) the Merger Agreement prior to any amendments thereto, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) by the Company on March 25, 2024, (iv) Amendment No. 1 to the Merger Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on January 17, 2025, and (v) Amendment Nos. 2, 3 and 4 to the Merger Agreement, which were previously filed as Exhibits 2.1, 2.2 and 2.3 to the Current Report on Form 8-K filed with the SEC by the Company on March 17, 2025. Amendment No. 5 to the Merger Agreement and the Registration Rights Agreements have been included to provide investors with information regarding their terms and are not intended to provide any other factual information about the Company, Merger Subs, CWT, the Member Representative or their respective subsidiaries or affiliates. Further, Amendment No. 5 to the Merger Agreement should not be read alone but should be read in conjunction with the Merger Agreement, which it amends, and with the other information regarding the Merger Agreement, the Mergers, the Parties, their respective affiliates and their respective businesses that is contained in, or incorporated by reference into, the Company’s other SEC filings.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.01.

On September 2, 2025, the Company and the Seller completed the previously announced acquisition of CWT in accordance with the terms of the Merger Agreement. At the Closing, pursuant to the terms of the Merger Agreement, the Company issued an aggregate 50,357,742 shares of Common Stock to CWT’s equityholders, paid $160.19 to CWT’s equityholders in lieu of fractional shares of Common Stock, delivered $15,000,000 to an escrow agent as security for certain purchase price adjustments set forth in the Merger Agreement and delivered $50,000 to the Member Representative Account to be used for the purposes of paying or reimbursing the Member Representative for any third-party expenses incurred by the Member Representative pursuant to the Merger Agreement. In addition, as described in Item 1.01 above, the Company held back the Holdback Shares.

Item 3.02	Unregistered Sale of Equity Securities.

On the Closing Date, the Company issued 50,357,742 shares of Common Stock as merger consideration for the acquisition of CWT. In addition, as described in Item 1.01 above, the Company held back the Holdback Shares. The offer and sale of the shares of Common Stock pursuant to the Merger Agreement was made in reliance upon an exemption from registration under the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 7.01.	Regulation FD Disclosure.

On September 2, 2025, the Company issued a press release announcing the completion of the acquisition of CWT. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding our current expectations or forecasts of future events. These statements constitute projections, forecasts and forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us, including as a result of the transaction, will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors: (1) changes to projected financial information or our ability to achieve our anticipated growth rate and execute on industry opportunities; (2) our ability to maintain our existing relationships with customers and suppliers and to compete with existing and new competitors; (3) various conflicts of interest that could arise among us, affiliates and investors; (4) our success in retaining or recruiting, or changes required in, our officers, key employees or directors; (5) factors relating to our business, operations and financial performance, including market conditions and global and economic factors beyond our control; (6) the impact of geopolitical conflicts, including the war in Ukraine and the conflicts in the Middle East, as well as related changes in base interest rates, inflation and significant market volatility on our business, the travel industry, travel trends and the global economy generally; (7) the sufficiency of our cash, cash equivalents and investments to meet our liquidity needs; (8) the effect of a prolonged or substantial decrease in global travel on the global travel industry; (9) political, social and macroeconomic conditions (including the widespread adoption of teleconference and virtual meeting technologies which could reduce the number of in-person business meetings and demand for travel and our services); (10) the effect of legal, tax and regulatory changes; (11) the outcome of any legal proceedings that may be instituted against the Company or CWT in connection with the Mergers; (12) the risk that the transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction; (13) the inability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; (14) costs related to the transaction; (15) risks related to the business of CWT or unexpected liabilities that arise in connection with the transaction or the integration of CWT; (16) the risk that the assumptions, estimates and estimated adjustments described in this communication may prove to be inaccurate; and (17) other risks and uncertainties described in the Company’s Form 10-K, filed with the SEC on March 7, 2025, and in the Company’s other SEC filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(a)	The required financial statements of CWT will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K relating to the event described in Item 2.01 is required to be filed.
(b)	The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this Current Report on Form 8-K relating to the event described in Item 2.01 is required to be filed.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Number	Description
2.1	Amendment No. 5 to Agreement and Plan of Merger, dated as of August 28, 2025, by and among Global Business Travel Group Inc., Cape Merger Sub I LLC, Cape Merger Sub II LLC, CWT Holdings, LLC and Redwood Drawdown Partners III, LLC, as Member Representative.*
2.2	Registration Rights Agreement, dated as of September 2, 2025, by and among Global Business Travel Group Inc. and certain equityholders of the Company as set forth on Schedule A thereto.*
99.1	Press Release of Global Business Travel Group Inc., dated as of September 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and Item 601(b)(2). The Company agrees to furnish supplementally a copy of such exhibits and schedules, or any section thereof, to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Business Travel Group, Inc.

By:	/s/ Eric J. Bock
Name:	Eric J. Bock
Title:	Chief Legal Officer, Global Head of M&A and Compliance and Corporate Secretary

Date: September 2, 2025